Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share
Earnings Per Share

NOTE 2. EARNINGS PER SHARE

A reconciliation of the numerators and denominators of basic earnings per share and diluted earnings per share for net income for the years ended December 31, 2013, 2012 and 2011, is shown in the table below:

Year Ended December 31,	2013	2012	2011
Numerators
Numerator for basic earnings per share:
Net income	$18,553	$7,539	$4,184
Net income attributable to noncontrolling interest	(304)	(275)	(240)
Net income attributable to AT&T	18,249	7,264	3,944
Dilutive potential common shares:
Share-based payment	12	12	11
Numerator for diluted earnings per share	$18,261	$7,276	$3,955
Denominators (000,000)
Denominator for basic earnings per share:
Weighted-average number of common shares outstanding	5,368	5,801	5,928
Dilutive potential common shares:
Share-based payment (in shares)	17	20	22
Denominator for diluted earnings per share	5,385	5,821	5,950
Basic earnings per share attributable to AT&T	$3.39	$1.25	$0.66
Diluted earnings per share attributable to AT&T	$3.39	$1.25	$0.66

At December 31, 2013, 2012 and 2011, we had issued and outstanding options to purchase approximately 12 million, 17 million, and 66 million shares of AT&T common stock. The exercise prices of 3 million, 3 million, and 40 million shares in 2013, 2012, and 2011 were above the average market price of AT&T stock for the respective periods. Accordingly, we did not include these amounts in determining the dilutive potential common shares.